                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [x]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         [x] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material pursuant to ss. 240.14a-11(c) or Section
             240.14a-12

                         TEXAS BIOTECHNOLOGY CORPORATION
                (Name of Registrant as specified in its Charter)

                         TEXAS BIOTECHNOLOGY CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
         [x] No fee required
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                    (1) Title of each class of securities to which the transaction applies:

                         ----------------------------------------------

                    (2) Aggregate number of securities to which the transaction applies:

                         ----------------------------------------------

                    (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                         ----------------------------------------------

                    (4)  Proposed maximum aggregate value of the transaction:

                         ----------------------------------------------

                    (5)  Total fee paid:

                         ----------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                    (1)  Amount previously paid:
                                                 ------------------------------

                    (2)  Form, Schedule or Registration Statement:
                                                                   ------------

                    (3)  Filing Party:
                                       ----------------------------------------

                    (4)  Date Filed:
                                     ------------------------------------------

                         TEXAS BIOTECHNOLOGY CORPORATION
                         7000 FANNIN STREET, SUITE 1920
                              HOUSTON, TEXAS 77030

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 4, 1999


                              --------------------

         Notice is hereby given that the annual meeting of the stockholders of Texas Biotechnology Corporation (the "Company") will be held at 10:00 a.m. (Houston time) on May 4, 1999 at The Park Plaza Warwick Hotel, 5701 Main Street, Houston, Texas 77005, for the following purposes:

         1. To elect a board of nine directors;

         2. To consider and act on a proposal to adopt the 1999 Stock Incentive Plan;

         3. To consider and to act on such other business as may properly come before the meeting.

         A record of stockholders was taken at the close of business on March 19, 1999, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting. A stockholders' list will be available at the offices of the Company, 7000 Fannin Street, Suite 1920, Houston, Texas 77030, for a period of ten days prior to the meeting.

         Your participation in the Company's affairs is important. To ensure your representation, if you do not expect to be present at the meeting, please sign and date the enclosed proxy and return it to the Company promptly. A stamped envelope has been provided for your convenience. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

                                    By Order of the Board of Directors,

                                    /S/ STEPHEN L. MUELLER


                                    STEPHEN L. MUELLER,
                                    Vice President, Finance and Administration,
                                    Secretary and Treasurer


April 1, 1999

                         TEXAS BIOTECHNOLOGY CORPORATION
                         7000 FANNIN STREET, SUITE 1920
                              HOUSTON, TEXAS 77030


                                 PROXY STATEMENT

         This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Texas Biotechnology Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting of the Company's stockholders to be held in Houston, Texas on May 4, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about April 1, 1999. Business at the annual meeting is conducted in accordance with the procedures determined by the presiding officer and is generally limited to matters properly brought before the meeting by or at the suggestion of the Board of Directors or by a stockholder pursuant to provisions requiring advance notice and disclosure of relevant information.

         Because many stockholders are unable to attend the meeting, the Board of Directors solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the meeting. Stockholders are urged to read carefully the material in this Proxy Statement, to register votes by marking the appropriate boxes on the enclosed proxy card and to sign, date and return the proxy card in the enclosed stamped envelope. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Abstentions and broker non-votes (i.e. proxies marked by a broker to indicate the shares are not being voted) will be treated as present at the meeting for purposes of determining a quorum. However, abstentions have the same effect as a vote "against" a proposal and broker non-votes are treated as not present for voting on nondiscretionary proposals. Based upon American Stock Exchange rules, the Company believes all of management's proposals are considered discretionary and, accordingly, brokerage firms may vote on behalf of their clients if such clients do not furnish voting instructions within 10 days of the meeting. Any proxy on which no direction is specified will be voted for (i) the election of all nominees for director named below, (ii) approval of the Company's 1999 Stock Incentive Plan and (iii) in the discretion of the persons named on the proxy cards on any other matter which may properly come before the meeting. A stockholder may revoke a proxy by delivering to the Company written notice of revocation, delivering to the Company a signed proxy of a later date or appearing at the meeting and voting in person.

                          OUTSTANDING VOTING SECURITIES

         The number of voting securities of the Company outstanding on March 19, 1999, the record date for the determination of stockholders entitled to vote at the annual meeting (the "Record Date"), was 34,189,364 shares of the Company's common stock, par value $.005 per share (the "Common Stock"), each of which is entitled to one vote on all matters properly brought before the meeting. Holders of a majority of the shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum for the transaction of business.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the annual meeting, nine directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. All of the nominees have previously been elected by the Company's stockholders except for Dr. Suzanne Oparil. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

NOMINEES

         Certain information regarding the nominees is set forth below:

NAME                                      AGE       POSITION                                          DIRECTOR SINCE
----                                      ---       --------                                          --------------
John M. Pietruski (1)(2)                  66        Chairman of the Board of Directors                     1990
David B. McWilliams (1)                   55        President, Chief Executive Officer                     1992
                                                      and Director
Richard A. F. Dixon, Ph.D. (1)            45        Vice President, Research and Director                  1990
James T. Willerson, M.D. (1)(3)           59        Chairman of the Scientific Advisory                    1990
                                                      Board and Director
Ron J. Anderson, M.D. (3)                 52        Director                                               1997
Frank C. Carlucci (2)                     68        Director                                               1990
Robert J. Cruikshank (3)                  68        Director                                               1993
Suzanne Oparil, M.D.                      57        Director Nominee                                       ---
James A. Thomson, Ph.D. (2)               54        Director                                               1994

---------------
         (1)  Member, Executive Committee of the Board of Directors

         (2) Member, Compensation and Personnel Committee of the Board of Directors

         (3)  Member, Audit Committee of the Board of Directors

         John M. Pietruski has been chairman of the board of directors of the Company since May 1990. Mr. Pietruski has served as president of Dansara Company, a private investment consulting firm, since 1988. He served as chairman of the board of directors and chief executive officer of Sterling Drug Inc., a pharmaceutical company, from 1985 to 1988 and as president and chief operating officer from 1983 to 1985. Mr. Pietruski currently serves as a director of GPU, Inc., Hershey Foods Corporation, Lincoln National Corporation and Professional Detailing, Inc. Mr. Pietruski received a B.S. degree with honors in business administration from Rutgers University, where he graduated Phi Beta Kappa.

         David B. McWilliams has served as president and chief executive officer of the Company and as a member of the board of directors since July 1992. Mr. McWilliams served as president, chief executive officer and a director of Zonagen, Inc., a pharmaceutical research company involved in reproductive health, from June 1989 to July 1992 and as president and chief executive officer of Kallestad Diagnostics, a medical diagnostics manufacturing company, from 1984 to 1988. He served as president of E.M. Industries, Harleco Diagnostics Division from 1980 to 1984. Mr. McWilliams has held various executive and senior management positions with Abbott Laboratories, McKinsey & Company and Amoco Chemicals Corporation and currently serves as a director of Structural Bioinformatics, Inc. and Zonagen, Inc. Mr. McWilliams received a B.S. from Washington and Jefferson College in chemistry, graduating magna cum laude and Phi Beta Kappa, and received an M.B.A. from the University of Chicago.

         Richard A.F. Dixon, Ph.D. has been a director of the Company since July 1990. Dr. Dixon served as a scientific director and director of molecular biology of the Company from July 1990 to December 1992, at which time he was appointed vice president, research. From 1988 to July 1990, Dr. Dixon was director and head of molecular biology at Merck Sharp & Dohme Research Laboratories, a division of Merck & Co. In addition, Dr. Dixon serves as a professor of the Department of Internal Medicine at The University of Texas Medical School at Houston. Dr. Dixon is the author or co-author of more than 80 scientific papers and has invented twelve patented therapeutic technologies. He received a B.S. degree from Texas A & M University, graduating cum laude, and received a Ph.D. in virology from the Baylor College of Medicine.

         James T. Willerson, M.D. has served as chairman of the Company's scientific advisory board since January 1990 and has been a director of the Company since May 1990. Dr. Willerson has served as a professor and chairman of the Department of Internal Medicine at The University of Texas Medical School at Houston since 1989. He was chief of cardiology of Parkland Memorial Hospital in Dallas, Texas from 1975 to 1989, director and principal investigator of The University of Texas Southwestern Medical School Ischemic Heart Disease, Specialized Center of Research, in Dallas from 1975 to 1989, director of the cardiology division at The University of Texas Southwestern Medical School from 1977 to 1989, and professor of medicine and professor of radiology from 1979 to 1989. He also served as co-director of the Bugher Molecular Biology and Cardiology Research Center at The University of Texas Health Science Center in Dallas from 1986 to 1989. Dr. Willerson has published more than 600 manuscripts and has been editor or co-editor of eight textbooks. In 1961, Dr. Willerson received a B.A. from The University of Texas at Austin, graduating Phi Beta Kappa. In 1965, he received an M.D. from the Baylor College of Medicine, graduating as a member of Alpha Omega Alpha. Dr. Willerson's medical and cardiology training was undertaken at the Massachusetts General Hospital, Boston, Massachusetts.

         Ron J. Anderson, M.D. has served as a director of the Company since December 1997. He has been president and chief executive officer of Parkland Health & Hospital System since 1982. Parkland is the general public hospital for Dallas County, Texas and the primary teaching hospital for The University of Texas Southwestern Medical Center at Dallas. He previously served as Parkland's medical director for Ambulatory Care and Emergency Services. He served concurrently as head of the Division of Ambulatory Care, which became the Division of General Internal Medicine under his guidance in the Department of Internal Medicine at Southwestern. Dr. Anderson has remained on the faculty of the Medical School as Professor of Internal Medicine. Dr. Anderson is also a director of Stemmons Corridor Business Association, Parkland Foundation, Dallas Medical Resource, American Indian Center, and Texans Care for Children. He has authored and co-authored more than 200 articles on medicine, ethics, and health policy. Dr. Anderson received his medical degree from the University of Oklahoma and his pharmacy degree from Southwestern Oklahoma State University where he was selected as a Distinguished Alumni in 1987.

         Frank C. Carlucci has served as a director of the Company since May 1990. He has been principally employed as chairman of The Carlyle Group, a private merchant bank, since 1989. Mr. Carlucci served as Secretary of Defense of the U.S. from January 1988 through January 1989. Prior to his appointment as Secretary of Defense, Mr. Carlucci was chairman and chief executive officer of Sears World Trade Inc. from 1986 to 1987, after having served as president and chief operating officer from 1983 to 1984. Mr. Carlucci is also a director of Ashland Inc., Neurogen Corporation, IRI International, Quaker Oats Co., Kaman Corporation, Northern Telecom, Ltd., SunResorts, Ltd. and Pharmacia & Upjohn, Inc. Mr. Carlucci is a graduate of Princeton University and attended the Harvard Graduate School of Business Administration.

         Robert J. Cruikshank has served as a director of the Company since May 1993. Mr. Cruikshank was a senior partner at Deloitte & Touche LLP from 1989 until retiring in March 1993. Mr. Cruikshank was a partner, office managing partner and member of the board of directors of the predecessor firms to Deloitte & Touche LLP in Houston from 1968 until 1989. He is a trustee of the Ray C. Fish Foundation. He also serves as a director of Reliant Energy Incorporated, American Residential Services, Inc., MAXXAM Incorporated, Compass Bank of Houston, Kaiser Aluminum Corporation, Texas Medical Center, the National Jewish Center for Immunology and Respiratory Medicine, and Weingarten Realty Investors. Mr. Cruikshank received a B.A. in economics and accounting from Rice University and completed the Advanced Management Program at Harvard University.

         Suzanne Oparil, M.D. has served as professor of medicine since 1981, director of the vascular biology and hypertension since 1985, and professor of physiology and biophysics since 1993, in the Division of Cardiovascular Disease at The University of Alabama at Birmingham. She has served as president of the American Federation of Clinical Research. Dr. Oparil is also a member of the American Society of Clinical Investigation, the Association of American Physicians, and of the Institute of Medicine of the National Academy of Sciences. In addition, she has held advisory positions with the National Institutes of Health, including membership on a number of task forces, advisory committees and peer review committees. Dr. Oparil was a past president of the American Heart Association and is an active volunteer at both the national and affiliate levels. She was a recipient of the University of Alabama President's Achievement Award. Dr. Oparil has an extensive bibliography in clinical cardiology and hypertension, including over 350 journal articles, books and book chapters. Dr. Oparil received her medical degree from Columbia University, College of Physicians and surgeons in 1965.

         James A. Thomson, Ph.D. has served as a director of the Company since May 1994. He has been president and chief executive officer of the RAND Corporation since 1989 and has served the institution in a variety of roles beginning in 1981. The RAND Corporation is a non-profit institution that seeks to improve public policy through research analysis in such areas as national defense, education and health. He also serves as a director of AK Steel Holding Co. From 1977 until 1981, he served on the National Security Council, at the White House. From 1974 until 1977, Dr. Thomson served as an operations research analyst in the Office of the Secretary of Defense, the Pentagon. Dr. Thomson is the author of numerous scholarly articles and reports on defense and scientific subjects. Dr. Thomson graduated from the University of New Hampshire in 1967 and received an M.S. and Ph.D. in Physics from Purdue University.

BOARD AND COMMITTEE ACTIVITY: STRUCTURE AND COMPENSATION

         In accordance with Delaware corporate law, the business of the Company is managed under the direction of its Board of Directors. There are currently three standing committees of the Board of Directors. Committee membership and the functions of those committees are described below.

         During 1998, the Board of Directors held six meetings. All directors, except for Rita R. Colwell (who resigned on December 4, 1998) and James T. Willerson, attended at least 75% of the total meetings of the Board and the committees on which they serve. The Company believes that attendance at meetings of the Board is only one criterion for judging the contribution of individual directors, and that all directors have made substantial and valuable contributions to the Company.

         EXECUTIVE COMMITTEE. The current members of the Executive Committee are David B. McWilliams (Chairman), Richard A.F. Dixon and John M. Pietruski. The Executive Committee met one time during 1998. The Executive Committee may act on behalf of the Board on all matters permitted by Delaware corporate law except as limited by the Company's Certificate of Incorporation and Bylaws. All actions taken by the Executive Committee must be reported at the Board's next meeting.

         AUDIT COMMITTEE. The current members of the Audit Committee are Robert
J. Cruikshank (Chairman), Ron J. Anderson and James T. Willerson. The Audit Committee met three times during 1998. The Audit Committee assists the Board in fulfilling its responsibilities to stockholders and other matters relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee recommends the selection of independent accountants, reviews the independent accountants' assessments of the adequacy of the Company's internal control systems and reviews the scope and results of the external audit process.

         COMPENSATION AND PERSONNEL COMMITTEE. The current members of the Compensation and Personnel Committee are John M. Pietruski (Chairman), Frank C. Carlucci and James A. Thomson. The Compensation and Personnel Committee met four times during 1998. The Compensation and Personnel Committee reviews and determines the salaries for senior executive officers, and the key officers and employees who participate in various incentive compensation plans. The Compensation and Personnel Committee approves the grant of stock options, including the number of shares subject to and the exercise price of, each stock option granted, in accordance with the Company's various stock option plans. The Compensation and Personnel Committee is also responsible for reviewing significant personnel compensation policies and benefit programs and major changes thereto.

         The Compensation and Personnel Committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of the elected officers of the Company, administers any incentive plans and bonus plans, and reviews the Company's policies relating to the compensation of senior management and, generally, other employees. In addition, the Compensation and Personnel Committee reviews management's long-range planning for executive development and succession, establishes and periodically reviews policies on management perquisites, and performs certain other review functions relating to management compensation and employee relations policies. The Compensation and Personnel Committee also monitors the Company's non-discrimination polices and practices.

         DIRECTOR COMPENSATION. During the year ended December 31, 1998, each non-employee director received a retainer of $2,000 per quarter; fees of $1,000 for each meeting of the Board attended in person and $150 for each meeting conducted by telephone. Directors received a fee of $200 for each committee meeting attended in person and a fee of $100 for each committee meeting conducted by telephone. Dr. Willerson, however, has declined all retainer or meeting fees. In addition, directors are reimbursed for expenses incurred in attending meetings of the Board and its committees. Directors may elect to receive part or all of the quarterly retainer and fees in Common Stock of the Company pursuant to the Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "1995 Director Plan"). Employee directors are eligible to participate in the 1995 Director Plan, the Amended and Restated 1990 and 1992 Incentive Stock Option Plans and the proposed 1999 Stock Incentive Plan. The 1995 Director Plan entitles each eligible director to receive options to purchase 15,000 shares of Common Stock on their initial election to the Board and options to purchase 7,500 shares of Common Stock on each subsequent election to the Board.

VOTE REQUIRED FOR APPROVAL

         The nine nominees for election as directors at the annual meeting who receive the greatest number of votes cast for election by the holders of Common Stock entitled to vote and present, in person or by proxy, at the annual meeting shall be the duly elected directors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NINE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                                   PROPOSAL 2

                       PROPOSED 1999 STOCK INCENTIVE PLAN

         On March 2, 1999, the Board of Directors adopted the 1999 Stock Incentive Plan (the "1999 Plan") and directed that the 1999 Plan be submitted for the approval of the Company's stockholders. The 1999 Plan appears as Exhibit A to this proxy statement. The full text of the 1999 Plan is incorporated herein by this reference, and the following summary is qualified in its entirety by reference to the text of the 1999 Plan.

         Under the Company's Amended and Restated 1990 Incentive Stock Option Plan (the "1990 Plan"), Amended and Restated 1992 Incentive Stock Option Plan (the "1992 Plan"), Amended and Restated 1995 Stock Option Plan (the "1995 Plan") and the Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "1995 Non-Employee Director Plan"), the Company may grant stock options exercisable to purchase an aggregate of 285,715 shares, 1,700,000 shares, 2,000,000 shares and 300,000 shares of Common Stock, respectively. As of March 2, 1999, only 46,206, 89,903, 71,265 and 115,086 shares remained available for option grants under the 1990 Plan, the 1992 Plan, the 1995 Plan and the 1995 Non-Employee Director Plan, respectively. The 1999 Plan, as proposed, will give the Board of Directors a sufficient number of shares of Common Stock to provide a larger number of key employees and other key personnel with incentive compensation commensurate with their positions and responsibilities. The 1999 Plan permits the grant of incentive compensation covering 1,000,000 shares of Common Stock of the Company.

         The Board of Directors believes that the adoption and approval of the 1999 Plan is necessary as a result of the growth in the size of the Company and the number of its key employees and other key personnel. The Board of Directors believes that the 1999 Plan will allow the Company to continue to emphasize equity-based compensation in structuring compensation packages for key employees and other key personnel. The Board of Directors believes that an emphasis on equity-based compensation will yield the greatest benefit for the stockholders, as compensation is directly dependent on the return on stockholders' investments.

         The 1999 Plan provides for the grant of (i) non-qualified stock options, (ii) incentive stock options, (iii) shares of restricted stock, and
(iv) stock bonuses (collectively, "Incentive Awards"). Approximately 85 employees, including officers (whether or not they are directors), of the Company will be eligible to participate in the 1999 Plan. See "Other Information
- Executive Compensation - Option Grants in Last Fiscal Year" for the number of options granted under the Company's 1990 Plan, 1992 Plan and 1995 Plan during the year ended December 31, 1998 to the specific executive officers named in the executive compensation tables. The Company's non-employee directors will also be eligible to participate in the 1999 Plan.

         The 1999 Plan will be administered by the Compensation and Personnel Committee of the Board of Directors (the "Committee"), which, at present, is comprised of Messrs. Pietruski, Carlucci and Thomson. The Committee will determine which key employees receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award. The 1999 Plan does not prescribe any specific factors to be considered by the Committee in determining who is to receive Incentive Awards and the amount of such awards.

         Subject to the terms of the 1999 Plan, the Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan. The Committee may, in its absolute discretion, (i) accelerate the date on which an option granted under the 1999 Plan becomes exercisable, (ii) accelerate the date on which a share of restricted stock vests and waive any conditions imposed by the Committee on the vesting of a share of restricted stock and (iii) grant Incentive Awards to a participant on the condition that the participant surrender to the Company for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies.

         The Committee will have the authority to interpret and construe any provision of the 1999 Plan and to adopt such rules and regulations for administering the 1999 Plan as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any costs, expenses or liabilities arising out of any action, omission or determination relating to the 1999 Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

         The Board of Directors may at any time amend the 1999 Plan in any respect; provided, that without the approval of the Company's stockholders, no amendment may (i) increase the number of shares of Common Stock that may be issued under the 1999 Plan, except in connection with a recapitalization of the Company, (ii) modify the requirements as to eligibility for participation in the 1999 Plan, or (iii) extend the term of the 1999 Plan.

         The description below summarizes all material features of the Company's 1999 Plan. The summary is not complete and is qualified by reference to the 1999 Plan, a copy of which is attached as Exhibit A to this proxy statement.

         General. The objectives of the 1999 Plan are to attract and retain selected key employees, consultants and outside directors, encourage their commitment, motivate their performance, facilitate their obtaining ownership interests in the Company (aligning their personal interests to those of the Company's shareholders) and enable them to share in the Company's long-term growth and success.

         Shares Subject to 1999 Plan. Under the 1999 Plan, the Company may issue Incentive Awards (defined below) covering a total of 1,000,000 shares of the Company's Common Stock. No more than 100% of the shares of the Company's Common Stock will be available for ISO's (defined below). The number of securities available under the 1999 Plan and outstanding Incentive Awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions or resulting from a change in applicable laws or other circumstances.

         Administration. The 1999 Plan will be administered by the Committee. The Committee consists only of non-employee directors, each of whom, other than Mr. Pietruski, is (i) an "outside director" under Section 162(m) of the Internal Revenue Code (the "Code") and (ii) a "non-employee director" under Rule 16b-3 under the Exchange Act. The Committee may delegate to other employees of the Company its duties under the 1999 Plan, except for the authority to grant Incentive Awards or take other action on persons who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. In the case of an Incentive Award to an outside director, the entire board of directors acts as the Committee. Subject to the express provisions of the 1999 Plan, the Committee is authorized to, among other things, select grantees under the 1999 Plan and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each Incentive Award. The Committee also construes and interprets the 1999 Plan and any related agreements. All determinations and decisions of the Committee are final, conclusive and binding on all parties. The Company will indemnify members of the Committee against any damage, loss, liability, cost or expenses in connection with any claim by reason of any act or failure to act under the 1999 Plan, except for an act or omission constituting willful misconduct or gross negligence.

         Eligibility. Key employees, including officers (whether or not they are directors), consultants of the Company and non-employee directors are eligible to participate in the 1999 Plan. A key employee generally is any Company employee who, in the Committee's opinion, is in a position to contribute materially to the Company's growth, development and financial success.

         Types of Incentive Awards. Under the 1999 Plan, the Committee may grant "Incentive Awards," which can be (i) incentive stock options ("ISO's"), as defined in Section 422 of the Internal Revenue Code, (ii) "nonstatutory" stock options ("NSOs"), (iii) shares of restricted stock, and (iv) other stock-based awards. ISOs and NSOs together are called "Options." The terms of each Incentive Award will be reflected in an incentive agreement between the Company and the participant.

         Options. Generally, Options must be exercised within 10 years of the grant date. ISOs may be granted only to employees, and the exercise price of each ISO may not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant. The Committee has the discretion to determine the exercise price of each NSO granted under the 1999 Plan. To the extent that the aggregate fair market value of shares of the Company Common Stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs.

         The exercise price of each Option is payable in cash or, in the Committee's discretion, by the delivery of shares of Common Stock owned by the optionee, or the withholding of shares that would otherwise be acquired on the exercise of the Option, or by any combination of the three.

         An employee will not recognize income for federal income tax purposes at the time an ISO is granted, or on the qualified exercise of an ISO, but instead will recognize capital gain or loss (as applicable) upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an ISO is qualified if a participant does not dispose of the shares acquired by the participant's exercise within two years after the ISO grant date and one year after the exercise date. The Company is not entitled to a tax deduction for the grant or qualified exercise of an ISO.

         On optionee will not recognize income for federal income tax purposes, nor will the Company be entitled to a deduction, when an NSO is granted. However, when an NSO is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the NSO, and the Company will generally recognize a tax deduction in the same amount at the same time.

         This summary is not a complete statement of the relevant provisions of the Internal Revenue Code, and does not address the effect of any state, local or foreign taxes.

         Restricted Stock. Restricted stock may be subject to a substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal of the Company, as determined by the Committee. Unless the Committee determines otherwise, during the period of restriction, the grantee will have all other rights of a stockholder, including the right to vote and receive dividends on the shares.

         Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of the Company's Common Stock. Subject to the terms of the 1999 Plan, the Committee may determine any terms and conditions of other stock-based awards, provided that, in general, the amount of consideration to be received by the Company shall be either (i) no consideration other than services actually rendered or to be rendered (in the case of the issuance of shares) or
(ii) in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. Payment or settlement of other stock-based awards will be in shares of Common Stock or in other consideration related to such shares.

         Other Tax Considerations. Upon accelerated exercisability of Options and accelerated lapsing of restrictions upon restricted stock or other Incentive Awards in connection with a Change in Control (as defined in the 1999 Plan), certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the participant, constitute "excess parachute payments" under Section 280G of the Code. Such a determination would subject the participant to a 20% excise tax on those payments and deny the Company a corresponding deduction. The limit on deductibility of compensation under
Section 162(m) of the Code is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the participant.

         Taxable compensation earned by executive officers who are subject to
Section 162(m) of the Code with respect to Incentive Awards is subject to certain limitations set forth in the 1999 Plan. Those limitations are generally intended to satisfy the requirements for "qualified performance-based compensation," but the Company may not be able to satisfy these requirements in all cases, and the Company may, in its sole discretion, determine in one or more cases that it is best not to satisfy these requirements even if it can.

         Termination of Employment and Change in Control. Except as otherwise provided in the applicable incentive agreement, if a participant's employment or other service with the Company (or its subsidiaries) is terminated other than due to death, Disability, Retirement or for Cause (each capitalized term being defined in the 1999 Plan), then exercisable Options will remain exercisable until the earlier of their expiration date or 90 days after termination. If this termination is due to Disability or death, then exercisable Options will remain exercisable until the earlier of their expiration date or one year following termination. On retirement, then exercisable Options will remain exercisable until the earlier of their expiration or six months following retirement (except for ISOs, which will remain exercisable for three months). On a termination for Cause, all Options will expire at the opening of business on the termination date.

         Upon a Change in Control of the Company, unless expressly provided otherwise in the grantee's incentive agreement, any restrictions on restricted stock and other stock-based awards are deemed satisfied, all outstanding Options become immediately exercisable and any other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an "anti-takeover" defense because, as a result of these provisions, a Change in Control of the Company could be more difficult or costly.

         Incentive Awards Nontransferable. No Incentive Award may be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution or a qualified domestic relations order; provided, that, the Committee may permit NSO's to be transferred to the participant's immediate family or trusts or partnerships established exclusively for the benefit of his immediate family. An Incentive Award may be exercised during the participant's lifetime only by the participant, the participant's legal guardian or a permitted transferee.

         Amendment and Termination. The Company's Board of Directors may amend or terminate the 1999 Plan at any time. However, the 1999 Plan may not be amended, without shareholder approval, if the amendment would (i) increase the number of shares of Common Stock which may be issued under the 1999 Plan, except in connection with a recapitalization of the Company's Common Stock, (ii) amend the eligibility requirements for employees to purchase the Company's Common Stock under the 1999 Plan, or (iii) extend the term of the 1999 Plan. Without a participant's consent, no termination or amendment of the 1999 Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to him.

NEW PLAN BENEFITS

         It can not be determined at this time what benefits or amounts if any, will be received by or allocated to any persons or group of persons under the 1999 Plan if the 1999 Plan is adopted. Such determinations are subject to the discretion of the Committee.


APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock, entitled to vote and represented at the annual meeting, in person or by proxy, is required to approve the 1999 Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1999
PLAN.

                                OTHER INFORMATION


PRINCIPAL STOCKHOLDERS

         The following table presents certain information as of February 28, 1999, as to (i) each stockholder known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and director nominee, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors, director nominee and executive officers as a group:


                                                                             SHARES BENEFICIALLY OWNED (1)
                                                                          -----------------------------------
                                                                                                   PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER (2)                       NUMBER                     CLASS
            ----------------------------------------                      ---------                ----------
         Larry N. Feinberg (3) .......................                    3,246,324                   9.5%
            712 Fifth Avenue, 45th Floor
            New York, New York 10019

         Ron J. Anderson, M.D. (4) ...................                       12,500                     *

         Frank C. Carlucci (4) .......................                       71,624                     *

         Robert J. Cruikshank (4) ....................                       41,219                     *

         Richard A. F. Dixon, Ph.D. (4)...............                      517,602                   1.5%

         David B. McWilliams (4) .....................                      670,619                   1.9%

         John McMurdo, M.D............................                            0                     *

         Stephen L. Mueller (4) ......................                      151,590                     *

         Suzanne Oparil, M.D. (4) ....................                            0                     *

         John M. Pietruski (4) .......................                       98,658                     *

         Richard P. Schwarz Jr., Ph.D. (4) ...........                      106,067                     *

         James A. Thomson, Ph.D. (4) .................                       35,601                     *

         Joseph M. Welch (4) .........................                      130,699                     *

         James T. Willerson, M.D. (4) ................                      126,871                     *

         All directors, director nominee and executive                    1,963,050                   5.5%
         officers as a group (13 persons) (4) ........

----------------
*Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. Beneficial ownership includes shares held under options and warrants exercisable within 60 days of February 28, 1999 (see note 4). This table is based on information supplied by officers, directors and principal stockholders and reporting forms, if any, filed with the Securities and Exchange Commission on behalf of such persons.

(2) Unless otherwise indicated, the address of all persons set forth above is 7000 Fannin, Suite 1920, Houston, Texas 77030.

(3) Mr. Feinberg is the deemed beneficial holder of shares of Common Stock held by various partnerships and by managed accounts over which Oracle Investment Management, Inc. has investment discretion.

(4)      Includes 35,077 shares, 31,219 shares, 670,619 shares, 151,590 shares,
         55,801 shares and 128,699 shares of Common Stock issuable on exercise of vested options held by Messrs. Carlucci, Cruikshank, McWilliams, Mueller, Pietruski and Welch, respectively, and 12,500 shares, 431,888 shares, 85,400 shares, 25,707 shares and 26,872 shares of Common Stock issuable on exercise of vested options held by Drs. Anderson, Dixon, Schwarz, Thomson and Willerson, respectively. Includes 36,547 shares, 10,000 shares and 2,000 shares held directly by Messrs. Carlucci, Cruikshank and Welch respectively, and 85,714 shares, 20,667 shares, 4,694 shares and 85,714 shares held directly by Drs. Dixon, Schwarz, Thomson and Willerson, respectively. Also includes 42,857 shares held by the Pietruski Family Partnership, of which Mr. Pietruski is the general partner, 200 shares held by Dr. Thomson's granddaughter and 14,285 shares owned by The James T. Willerson Fund, Inc., a not-for-profit corporation, of which Dr. Willerson is the Chairman of the Board of Directors. Includes 5,000 shares issuable on exercise of redeemable common stock purchase warrants held by Dr. Thomson. Dr. Schwarz resigned effective April 30, 1998.


EXECUTIVE OFFICERS

         The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. All of the Company's executive officers are listed in the following table, and certain information concerning those officers who are not also members of the Board of Directors follows the table:


NAME                                    AGE         POSITION
----                                    ---         --------
David B. McWilliams                     55          President, Chief Executive Officer and Director
Richard A. F. Dixon, Ph.D.              45          Vice President, Research and Director
John McMurdo, M.D.                      58          Vice President, Clinical
                                                    Development and Regulatory Affairs
Stephen L. Mueller                      51          Vice President, Finance and Administration,
                                                    Secretary and Treasurer
Pamela M. Murphy                        48          Vice President, Corporate Communications (appointed
                                                    executive officer in March 1999)

Joseph M. Welch                         58          Vice President, Business Development


         John McMurdo, M.D. joined the Company in November 1998 as vice president, clinical and regulatory affairs. From 1994 to December 31, 1997, Dr. McMurdo was vice president, international scientific affairs for Sanofi Pharmaceuticals based in New York. Prior to that from 1991 to 1994, he was vice president, medical and regulatory operations for Sterling Winthrop, Inc. Dr. McMurdo came to the United States in 1987 on transfer with Sterling Winthrop, Inc. from South Africa, where he had been director of medical and regulatory affairs for five years. From 1987 to 1991, he was senior director of Sterling Winthrop's International Division. Dr. McMurdo earned his M.B.B.Ch. (U.S. M.D. equivalent) from Witwatersrand Medical School in Johannesburg, South Africa.

         Stephen L. Mueller has served as vice president, finance and administration since March 1998, as vice president of administration since March 1995, as secretary since May 1994 and as treasurer since December 1991. From September 1991 to March 1995, Mr. Mueller served as the Company's director of finance and administration. Prior to joining the Company, Mr. Mueller was a financial consultant for wholesale distribution and oil and gas companies. Mr. Mueller was vice president and controller of Bado Equipment Co., Inc. in

Houston, Texas from 1976 to 1990. He was associated with Deloitte & Touche, Certified Public Accountants in Houston, Texas from 1973 to 1976. Mr. Mueller received a B.B.A. from The University of Texas at Austin in accounting and is a Certified Public Accountant in the State of Texas.

         Pamela M. Murphy joined the Company in March 1998 as vice president, corporate communications. In March, 1999, Mrs. Murphy was appointed a corporate executive officer. Prior to joining, from July 1997 through March 1998, Mrs. Murphy served as president of PMM Partners, a marketing communication firm focused on emerging technology companies. From April 1994 through January 1996, she was vice president, corporate communications at CYTOGEN Corporation and from December 1989 through March 1994, she was vice president, corporate communications and administration at Greenwich Pharmaceuticals. Mrs. Murphy received her B.S. in education and psychology from Northern Arizona University and is currently enrolled in the University of Pennsylvania's executive graduate program.

         Joseph M. Welch joined the Company as vice president, business development in September 1993, after serving as a consultant to the Company from April to August 1993. Prior to joining the Company, Mr. Welch spent 26 years with the Pharmaceutical Division of DuPont and the DuPont Merck Pharmaceutical Company. From January 1991 to February 1993, Mr. Welch was associate director of licensing for DuPont Merck Pharmaceutical Company. Prior to that, Mr. Welch spent seven years in business development. In these positions, he participated in the evaluation and negotiation of a number of major projects, including the DuPont/Merck joint venture. Mr. Welch has a M.B.A. from the University of Denver.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table provides information concerning compensation paid or accrued during the fiscal years ended December 31, 1998, 1997 and 1996 to the Company's Chief Executive Officer and each of the other five most highly-paid executive officers of the Company (collectively, the "Named Executive Officers") determined at the end of the last fiscal year:


                                                                                              LONG-TERM
                                                 ANNUAL COMPENSATION                        COMPENSATION
                                                ----------------------                      ------------
NAME AND                                                                     OTHER ANNUAL     NUMBER OF       ALL OTHER
PRINCIPAL POSITION                 YEAR         SALARY           BONUS       COMPENSATION    OPTIONS (1)     COMPENSATION
------------------                 ----         ------           -----       ------------    -----------     ------------
David B. McWilliams..............  1998      $ 250,717         $ 35,800              --        123,125             --
  President and Chief              1997      $ 236,623               --              --        120,000             --
   Executive Officer               1996      $ 225,737               --              --         75,000             --

Richard A.F. Dixon, Ph.D.........  1998      $ 220,933         $ 31,800              --         74,700             --
  Vice President, Research         1997      $ 210,517               --              --         86,400             --
                                   1996      $ 202,592               --              --         73,000             --

John McMurdo, M.D. (2)...........  1998      $  25,000               --        $  7,784(3)      50,000             --
 Vice President, Clinical          1997             --               --              --             --             --
    and Regulatory Affairs         1996             --               --              --             --             --

Stephen L. Mueller...............  1998      $ 128,300         $ 17,200              --         41,825             --
  Vice President, Finance and      1997      $ 113,750               --              --         33,600             --
    Administration,                1996      $ 108,500               --              --         53,000             --
    Secretary and Treasurer

Richard P. Schwarz Jr., Ph.D (4).  1998      $  62,200               --        $ 59,001(5)          --        $62,200 (6)
  Vice President, Clinical         1997      $ 185,200               --              --         51,600             --
    and Regulatory Affairs         1996      $ 178,200               --        $ 39,558(3)      51,000             --

Joseph M. Welch..................  1998      $ 152,717         $ 22,200              --         32,000             --
  Vice President, Business         1997      $ 145,567               --              --         34,800             --
    Development                    1996      $ 134,400               --              --         22,000             --

(1) See "Option Grants in Last Fiscal Year" for certain information with respect to options granted during the fiscal year ended December 31, 1998.

(2) Dr. McMurdo joined the Company on November 16, 1998 and is compensated at an annual rate of $200,000.

(3)      Represents relocation expenses paid and gross up of taxable portion.

(4)      Dr. Schwarz resigned his position effective April 30, 1998.

(5) Includes $9,001 in benefits and gross up of taxable portion of benefits and $50,000 in consulting fees.

(6)      Represents severance pay.

         Option Grants in Last Fiscal Year. The following table provides information concerning stock options granted to the Named Executive Officers during the year ended December 31, 1998:

                                                   INDIVIDUAL GRANTS

                                                      % OF TOTAL                           POTENTIAL REALIZABLE VALUE AT
                                     NUMBER OF         OPTIONS                                ASSUMED ANNUAL RATES OF
                                    SECURITIES        GRANTED TO                           STOCK PRICE APPRECIATION FOR
                                    UNDERLYING       EMPLOYEES IN  EXERCISE   EXPIRATION          OPTION TERM(1)
             NAME                 OPTIONS GRANTED    FISCAL YEAR     PRICE       DATE          5%                10%
------------------------------    ---------------    ------------  ---------  ----------  -----------------------------
David B. McWilliams ..........       123,125 (2)       15.5%        $7.1875   03/03/2008     $ 556,547     $ 1,410,400

Richard A.F. Dixon, Ph.D......        74,700 (2)        9.4%        $7.1875   03/03/2008     $ 337,657     $   855,690

John McMurdo, M.D.............        50,000 (3)        6.3%        $3.9375   11/16/2008     $ 122,829     $   310,710

Stephen L. Mueller............        41,825 (2)        5.2%        $7.1875   03/03/2008     $ 189,057     $   479,106

Richard P. Schwarz, Jr., Ph.D.            --             --              --           --            --              --

Joseph M. Welch...............        32,000 (2)        4.0%        $7.1875   03/03/2008     $ 144,646     $   366,561


-----------------

(1) Based on actual option term (ten years) and annual compounding at rates shown. Because the exercise prices of options granted equaled the fair market value of the Common Stock on the date of grant, the potential realizable value at 0% is nil.

(2) These are incentive stock options, to the extent allowed by tax law, granted under the 1995 Plan, and vest and become exercisable in approximately equal annual installments over a three-year period beginning March 3, 1999.

(3) These are incentive stock options, to the extent allowed by tax law, granted under the 1995 Plan, and vest and become exercisable in approximately equal annual installments over a three-year period beginning November 16, 1999.

         Aggregated Option Exercises In Last Fiscal Year and Year-End Option Values. The following table provides information concerning the number of unexercised options and the value of in-the-money options held by the Named Executive Officers as of December 31, 1998:


                                           SHARES                         NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                        ACQUIRED ON       VALUE             OPTIONS AT FY-END             IN-THE-MONEY OPTIONS (1)
NAME                                    EXERCISE (#)   REALIZED ($)   EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----                                    ------------   ------------   -----------     -------------     -----------   -------------
David B. McWilliams .............            --             --           564,577        228,125         $ 1,037,936    $   14,063
Richard A.F. Dixon, Ph.D. .......            --             --           353,855        156,633         $   705,824    $   13,687
John McMurdo, M.D................            --             --                --         50,000                  --    $   50,000
Stephen L. Mueller...............            --             --           108,782         81,891         $   174,005    $    9,937
Richard P. Schwarz, Jr., Ph.D....            --             --            84,533         51,400         $   134,707    $    9,563
Joseph M. Welch .................            --             --            99,099         62,533         $   172,040    $    4,125

----------------------

(1) Value of in-the-money options calculated based on the closing price per share of Common Stock at December 31, 1998 ($4.9375 per share) as reported by the American Stock Exchange.

         Compensation Committee Interlocks and Insider Participation. In January 1992, the Company entered into a consulting agreement with John M. Pietruski, the Company's Chairman of the Board. Under the terms of the agreement, Mr. Pietruski is expected to devote an average of one day per week to his consulting services for the Company, for which he receives an annual fee of $75,000. On January 1, 1999, the agreement was extended for a two-year period at the same annual fee.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's compensation program for officers (including the Chief Executive Officer and the Named Executive Officers) is administered by the Committee, which is composed of three non-employee directors. The Committee makes decisions regarding the reward of stock options and stock incentives under the Company's stock option plans. Following review and approval by the Committee, all other issues pertaining to officer compensation (other than stock options and stock incentives) are submitted to the full Board of Directors for approval. The objective of the Company's compensation program is to provide a total compensation package that will enable the Company to attract, motivate and retain outstanding individuals and align their success with that of the Company's stockholders.

         Base salaries for management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the biotechnology industry. In 1992, the Committee recommended and the Board of Directors approved, the terms of the employment contract of David McWilliams, the Company's President and Chief Executive Officer, because it felt that the terms thereof were necessary in order to attract a candidate of Mr. McWilliams' experience and reputation in the biopharmaceutical industry, which in turn was deemed necessary in order to enable the Company to move towards its long-range goal of developing and marketing commercially viable biopharmaceutical products. In furtherance of these goals, the Company has also entered into employment contracts with its key management personnel. See "Employment Agreements." The employment agreements with key personnel establish annual base salary amounts that the Board of Directors, on recommendation of the Committee, may increase from time to time. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, and any increased responsibilities assumed by the executive. Based on a number of significant milestones attained during 1998 in the Company's research programs and progress made in clinical development of certain compounds, the Committee recommended and the Board approved an increase in Mr. McWilliams' compensation by 6% effective March 1, 1999. In addition, based on these achievements, Mr. McWilliams was awarded a cash bonus of $35,800 during 1998 based on 1997 performance.

         The Revenue Reconciliation Act of 1993 restricts the ability of a publicly held corporation to deduct compensation in excess of $1,000,000 paid to its chief executive officer and the four most highly compensated officers. The Committee intends to maintain executive compensation packages below this threshold, and based on its current compensation structure, the Company does not anticipate that any of its officers will reach the $1,000,000 threshold in the near future.

         The principal methods for long-term incentive compensation are the Company's stock option plans. Compensation under these plans principally takes the form of incentive and non-qualified stock options with an exercise price of market price at time of grant. In this manner, key individuals are rewarded commensurate with increases in stockholder value. Moreover, the Company's stock option plans provide a non-cash form of compensation, which is intended to benefit the Company by enabling it to continue to attract and to retain qualified personnel. In addition, during 1998, the Board of Directors instituted a bonus plan for executive officers and certain other key personnel. Bonuses are paid based upon attainment of annual corporate goals as approved by the Board of Directors. Payments are a combination of cash and restricted common stock from the Company's stock option plans. The restricted stock vests 100% after three years. There were no bonuses earned pursuant to this program based on 1998 performance.

         The Committee is authorized to make incentive awards under the stock option plans mentioned above to key employees, including officers of the Company. In determining incentive awards for management, the Committee considers management's ability to implement the Company's research and clinical development programs, successful completion of corporate partnering agreements, financing activities, and control of expenses. The Committee utilizes incentive awards as a key element to provide incentives for employees and officers consistent with the goal of increasing stockholder value.

         Based on these criteria, during the fiscal year ended December 31, 1998, the Company granted to the Chief Executive Officer, options to purchase Common Stock covering an aggregate of 123,125 shares at an exercise price of $7.1875 per share. At December 31, 1998, the Chief Executive Officer held options covering an aggregate of 792,702 shares of Common Stock. Of those, options covering an aggregate of 564,577 shares were vested and exercisable. See "Executive Compensation, Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values."

                           John M. Pietruski, Chairman
                                Frank C. Carlucci
                                James A. Thomson

         Performance Graph. On January 1, 1994, the outstanding Common Stock consisted of stock purchased by founders of the Company, Common Stock sold pursuant to a private placement completed in October 1991, and Common Stock sold pursuant to an initial public offering of a unit security in December 1993 (the "IPO"). The Company listed the unit offered on the American Stock Exchange ("AMEX"). Each unit consisted of one share of Common Stock and one redeemable Common Stock purchase warrant. Because the units were comprised of Common Stock and warrants, each warrant, as a component of the unit, affected the value of the unit selling price in the public market; however, the value of the Common Stock and warrant could not be determined with any certainty because they did not trade separately. The unit was separated on November 7, 1994 into its components of one share of Common Stock and one redeemable Common Stock purchase warrant and concurrently, the unit security ceased trading separately on November 7, 1994.

         The Peer Group selected consists of COR Therapeutics, Inc., Gensia Sicor, Inc., Corvas International, Inc., and Vertex Pharmaceuticals Incorporated. The Company believes that this Peer Group is comparable to the Company in that it includes companies from the same industry sector at approximately the same stage of development. The Performance Graph compares the Company to the American Stock Exchange Index and the Peer Group listed above.

         For purposes of preparing the Performance Graph, the Company used the unit selling price on the AMEX as of January 1, 1994, recognizing that the amount shown may be overstated by the value of the warrants included in the unit price. The selling price of the Company's Common Stock on the AMEX as of December 31, 1994 was used since the unit no longer traded separately.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG TEXAS BIOTECHNOLOGY CORPORATION,
                     AMEX MARKET INDEX AND PEER GROUP INDEX

                                     [GRAPH]

                    ASSUMES $100 INVESTED ON JANUARY 1, 1994
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 1998


                                                                      FISCAL YEAR ENDING
                                                1994            1995           1996          1997          1998
                                                ----            ----           ----          ----          ----
COMPANY
-------
Texas Biotechnology Corporation                21.33            30.52          64.81         91.70         73.19
Peer Group                                     41.98            54.12          68.21         81.18         60.71
AMEX Market Index                              88.33           113.86         120.15        144.57        142.61

EMPLOYMENT AGREEMENTS

In July 1992, the Company entered into a three-year employment agreement with David B. McWilliams to serve as the Company's President and Chief Executive Officer. Upon the expiration of the initial term, the agreement automatically renews for successive one-year periods unless either party provides notice at least sixty days before scheduled expiration. Under the agreement, Mr. McWilliams is entitled to receive an annual salary of $187,600, an auto allowance of $6,000 and up to $1,400 to purchase term life insurance, for a total salary package of $195,000. In addition, Mr. McWilliams was granted an option to purchase 142,858 shares of Common Stock at $3.50 per share. The option vests over a period of five years in approximately equal annual installments. The Company may terminate Mr. McWilliams' employment for any reason; however, if such termination is not due to disability or for "cause" (as defined), Mr. McWilliams will be entitled to receive his salary and benefits under the agreement for a period of 12 months following the date of termination. Effective March 1, 1999, the Committee increased Mr. McWilliams' salary package for 1999 to $268,300.

         In July 1990, the Company entered into a five-year employment agreement with Dr. Richard A.F. Dixon to serve as the Company's Scientific Director and Director of Molecular Biology. Upon the expiration of the initial period, the agreement automatically renews for successive one-year periods unless either party provides notice at least sixty days before scheduled expiration. Under the agreement, Dr. Dixon is entitled to receive an annual salary of $175,000 and was granted an option to purchase 14,286 shares of Common Stock at $3.50 per share. Effective March 1, 1999, the Committee increased Dr. Dixon's salary for 1999 to $236,000.

         The Company entered into an employment agreement with Pamela M. Murphy in March 1998. Pursuant to the agreement, the Company agreed to compensate Ms. Murphy with (i) an annual salary of $125,000 and (ii) an option to purchase 35,000 shares of Common Stock at $7.1875 per share. Ms. Murphy's annual salary is currently $131,000 effective March 1, 1999. If the Company terminates this agreement with Ms. Murphy other than for "cause", she will receive six months salary continuation.

         The Company entered into an employment agreement with Richard P. Schwarz, Jr., Ph.D. on March 6, 1995. Pursuant to the agreement, the Company agreed to compensate Dr. Schwarz with (i) an annual salary of $172,500 and (ii) an option to purchase 50,000 shares of Common Stock at $1.47 per share. Dr. Schwarz's annual salary prior to his resignation was $186,600. Dr. Schwarz resigned his position effective April 30, 1998. Pursuant to a severance agreement, Dr. Schwarz will receive $93,300 and certain employee benefits and continued vesting of stock options over a twelve-month period beginning May 1, 1998.

         The Company entered into an employment agreement with Joseph M. Welch in June 1993. Pursuant to the agreement, the Company agreed to compensate Mr. Welch with (i) an annual salary of $125,000 and (ii) an option to purchase 25,000 shares of Common Stock at $3.50 per share. Mr. Welch's annual salary is currently $164,000, effective March 1, 1999. If the Company terminates the agreement with Mr. Welch for any reason other than for "just cause", he will receive six months salary continuation.

         In addition, the Company has signed agreements with six of its officers to provide certain benefits in the event of a "change of control" (as defined) and under certain circumstances. The agreements provide for a lump-sum payment in cash ranging from 18 months to three years of annual base salary and annual bonus if any. The base salary portion of the agreements would aggregate approximately $2.5 million currently. In addition, the agreements provide for gross-up for certain taxes on the lump-sum payment, continuation of certain insurance and other benefits for periods of 18 months to three years and reimbursement of certain legal expenses in conjunction with the agreements. These provisions are intended to replace compensation continuation provisions of any other agreement in effect for an officer if the specified event occurs.

AUDITORS

         KPMG LLP, certified public accountants, have served as the independent auditors of the Company for a number of years. Although management anticipates that this relationship will continue to be maintained during fiscal 1999, it is not proposed that any formal action be taken at the meeting with respect to the continued employment of KPMG LLP, inasmuch as no such action is legally required. Representatives of KPMG LLP plan to attend the annual meeting and will be available to answer appropriate questions. These representatives will also have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the equity securities of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Except for Dr. Rita Colwell, who filed a Form 4 regarding one late transaction, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, its officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

OTHER MATTERS

         The annual report to stockholders on Form 10-K covering the fiscal year ended December 31, 1998 has been mailed to each stockholder entitled to vote at the annual meeting.

         Any stockholder proposals to be included in the Board of Directors' solicitation of proxies for the 2000 Annual Meeting of Stockholders must be received by Stephen L. Mueller, Secretary of the Company, 7000 Fannin, Suite 1920, Houston, Texas 77030, no later than December 3, 1999.

         The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies and estimates that the cost of such services will approximate $4,000. In addition to solicitations by mail, a number of regular employees of the Company as well as CIC, may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone.

         Individual investors may request the Company's Form 10-K, Form 10-Q and other information by calling (713) 796-8822 or write to the address below:

                         Texas Biotechnology Corporation
                            Corporate Communications
                         7000 Fannin Street, Suite 1920
                              Houston, Texas 77030

         The persons designated to vote shares covered by the Board of Directors' proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

                                     By Order of the Board of Directors,


                                     /S/ STEPHEN L. MUELLER

                                     STEPHEN L. MUELLER,
                                     Vice President, Finance and Administration
                                     Secretary and Treasurer
April 1, 1999

                                                                       Exhibit A











                         TEXAS BIOTECHNOLOGY CORPORATION
                            1999 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
SECTION
1.  General Provisions Relating To Plan Governance, Coverage And Benefits.........................................1
         1.1        Purpose.......................................................................................1
         1.2        Definitions...................................................................................1
                    (a)      Authorized Officer...................................................................1
                    (b)      Board................................................................................2
                    (c)      Cause................................................................................2
                    (d)      Change in Control....................................................................2
                    (e)      Code.................................................................................2
                    (f)      Committee............................................................................2
                    (g)      Common Stock.........................................................................3
                    (h)      Company..............................................................................3
                    (i)      Consultant...........................................................................3
                    (j)      Covered Employee.....................................................................3
                    (k)      Disability...........................................................................3
                    (l)      Employee.............................................................................3
                    (m)      Employment...........................................................................3
                    (n)      Exchange Act.........................................................................4
                    (o)      Fair Market Value....................................................................4
                    (p)      Grantee..............................................................................5
                    (q)      Immediate Family.....................................................................5
                    (r)      Incentive Agreement..................................................................5
                    (s)      Incentive Award......................................................................5
                    (t)      Incentive Stock Option...............................................................5
                    (u)      Insider..............................................................................5
                    (v)      Nonstatutory Stock Option............................................................5
                    (w)      Option Price.........................................................................5
                    (x)      Other Stock-Based Award..............................................................5
                    (y)      Outside Director.....................................................................5
                    (z)      Parent...............................................................................5
                    (aa)     Performance-Based Exception..........................................................6
                    (bb)     Performance Period...................................................................6
                    (cc)     Plan.................................................................................6
                    (dd)     Publicly Held Corporation............................................................6
                    (ee)     Restricted Stock.....................................................................6
                    (ff)     Restricted Stock Award...............................................................6
                    (gg)     Restriction Period...................................................................6
                    (hh)     Retirement...........................................................................6
                    (ii)     Share................................................................................6


                    (jj)     Share Pool...........................................................................6
                    (kk)     Stock Option or Option...............................................................6
                    (ll)     Subsidiary...........................................................................7
         1.3        Plan Administration...........................................................................7
                    (a)      Authority of the Committee...........................................................7
                    (b)      Meetings.............................................................................7
                    (c)      Decisions Binding....................................................................7
                    (d)      Modification of Outstanding Incentive Awards.........................................8
                    (e)      Delegation of Authority..............................................................8
                    (f)      Expenses of Committee................................................................8
                    (g)      Surrender of Previous Incentive Awards...............................................8
                    (h)      Indemnification......................................................................8
         1.4        Shares of Common Stock Available for Incentive Awards.........................................9
         1.5        Share Pool Adjustments for Awards and Payouts................................................10
         1.6        Common Stock Available.  ....................................................................10
         1.7        Participation................................................................................10
                    (a)      Eligibility.........................................................................10
                    (b)      Incentive Stock Option Eligibility..................................................11
         1.8        Types of Incentive Awards....................................................................11

SECTION 2. STOCK OPTIONS.........................................................................................11
         2.1        Grant of Stock Options.......................................................................11
         2.2        Stock Option Terms...........................................................................11
                    (a)      Written Agreement...................................................................11
                    (b)      Number of Shares....................................................................12
                    (c)      Exercise Price......................................................................12
                    (d)      Term................................................................................12
                    (e)      Exercise............................................................................12
                    (f)      $100,000 Annual Limit on Incentive Stock Options....................................12
         2.3        Stock Option Exercises.......................................................................13
                    (a)      Method of Exercise and Payment......................................................13
                    (b)      Restrictions on Share Transferability...............................................14
                    (c)      Notification of Disqualifying Disposition of Shares from Incentive
                             Stock Options.......................................................................14
                    (d)      Proceeds of Option Exercise.........................................................14
         2.4        Reload Options...............................................................................14

SECTION 3. RESTRICTED STOCK......................................................................................15
         3.1        Award of Restricted Stock....................................................................15
                    (a)      Grant...............................................................................15
                    (b)      Immediate Transfer Without Immediate Delivery of
                             Restricted Stock....................................................................15
         3.2        Restrictions.................................................................................16


                    (a)      Forfeiture of Restricted Stock......................................................16
                    (b)      Issuance of Certificates............................................................16
                    (c)      Removal of Restrictions.............................................................16
         3.3        Delivery of Shares of Common Stock...........................................................17

SECTION 4. OTHER STOCK-BASED AWARDS..............................................................................17
         4.1        Grant of Other Stock-Based Awards............................................................17
         4.2        Other Stock-Based Award Terms................................................................17
                    (a)      Written Agreement...................................................................17
                    (b)      Purchase Price......................................................................17
                    (c)      Performance Criteria and Other Terms................................................18
                    (d)      Payment.............................................................................18
                    (e)      Dividends...........................................................................18

SECTION 5. PROVISIONS RELATING TO PLAN PARTICIPATION.............................................................18
         5.1        Plan Conditions..............................................................................18
                    (a)      Incentive Agreement.................................................................18
                    (b)      No Right to Employment..............................................................19
                    (c)      Securities Requirements.............................................................19
         5.2        Transferability and Exercisability...........................................................19
         5.3        Rights as a Stockholder......................................................................20
                    (a)      No Stockholder Rights...............................................................20
                    (b)      Representation of Ownership.........................................................21
         5.4        Listing and Registration of Shares of Common Stock...........................................21
         5.5        Change in Stock and Adjustments..............................................................21
                    (a)      Changes in Law or Circumstances.....................................................21
                    (b)      Exercise of Corporate Powers........................................................21
                    (c)      Recapitalization of the Company.....................................................22
                    (d)      Reorganization of the Company.......................................................22
                    (e)      Issue of Common Stock by the Company................................................22
                    (f)      Acquisition of the Company..........................................................23
                    (g)      Assumption under the Plan of Outstanding Stock Options..............................23
                    (h)      Assumption of Incentive Awards by a Successor.......................................24
         5.6        Termination of Employment, Death, Disability and Retirement..................................24
                    (a)      Termination of Employment...........................................................24
                    (b)      Termination of Employment for Cause.................................................25
                    (c)      Retirement..........................................................................25
                    (d)      Disability or Death.................................................................25
                    (e)      Continuation........................................................................26
         5.7        Change in Control............................................................................26
         5.8        Exchange of Incentive Awards.................................................................28
         5.9        Financing....................................................................................28


SECTION 6. GENERAL...............................................................................................28
         6.1        Effective Date and Grant Period..............................................................28
         6.2        Funding and Liability of Company.............................................................29
         6.3        Withholding Taxes............................................................................29
                    (a)      Tax Withholding.....................................................................29
                    (b)      Share Withholding...................................................................29
                    (c)      Incentive Stock Options.............................................................29
                    (d)      Loans...............................................................................30
         6.4        No Guarantee of Tax Consequences.............................................................30
         6.5        Designation of Beneficiary by Participant....................................................30
         6.6        Deferrals....................................................................................30
         6.7        Amendment and Termination....................................................................30
         6.8        Requirements of Law..........................................................................31
         6.9        Rule 16b-3 Securities Law Compliance.........................................................31
         6.10       Compliance with Code Section 162(m)..........................................................31
         6.11       Successors...................................................................................32
         6.12       Miscellaneous Provisions.....................................................................32
         6.13       Severability.................................................................................32
         6.14       Gender, Tense and Headings...................................................................32
         6.15       Governing Law................................................................................33

                         TEXAS BIOTECHNOLOGY CORPORATION
                            1999 STOCK INCENTIVE PLAN



                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1      PURPOSE

         The purpose of the Plan is to foster and promote the long-term financial success of Texas Biotechnology Corporation (the "Company") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

         The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

         Subject to approval by the Company's stockholders pursuant to Section 6.1, the Plan shall become effective as of March 2, 1999 (the "EFFECTIVE DATE"). The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2      DEFINITIONS

         The following terms shall have the meanings set forth below:

                   (a) AUTHORIZED OFFICER. The Chairman of the Board or the Chief Executive Officer of the Company or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

                  (b) BOARD. The Board of Directors of the Company.

                  (c) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony;
         (ii) the proven commission by the Grantee of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Grantee; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

                  (d) CHANGE IN CONTROL. Any of the events described in and subject to Section 5.7.

                  (e) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

                  (f) COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

                  Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

                  (g) COMMON STOCK. The common stock of the Company, $.005 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

                  (h) COMPANY. Texas Biotechnology Corporation, a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

                  (i) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute materially to the growth or financial success of the Company (or any Parent or Subsidiary).

                  (j) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation ss. 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

                  (k) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

                  (l) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

                  (m) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Grantee returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

                  Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

                  (n) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

                  (o) FAIR MARKET VALUE. The Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

                  If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

                  (p) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

                  (q) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's spouse, children or grandchildren (including legally adopted and step children and grandchildren)

                  (r) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

                  (s) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Restricted Stock Award, or Other Stock-Based Award.

                  (t) INCENTIVE STOCK OPTION OR ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

                  (u) INSIDER. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

                  (v) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

                  (w) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

                  (x) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                  (y) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

                  (z) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
         Section 424(e) of the Code.

                  (aa) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code ss. 162(m) and Treasury Regulation ss. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

                  (bb) PERFORMANCE PERIOD. A period of time, as may be determined in the discretion of the Committee and set out in the Incentive Agreement, over which performance is measured for the purpose of determining a Grantee's right to and the payment value of an Incentive Award.

                  (cc) PLAN. The Texas Biotechnology Corporation 1999 Stock Incentive Plan as set forth herein and as it may be amended from time to time.

                  (dd) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under
         Section 12 of the Exchange Act.

                  (ee) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

                  (ff) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

                  (gg) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

                  (hh) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

                  (ii) SHARE. A share of the Common Stock of the Company.

                  (jj) SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

                  (kk) STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such stock option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

                   (ll) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

1.3      PLAN ADMINISTRATION

                  (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement.
         The determinations of the Committee shall be final and binding.

                  The Committee may grant an Incentive Award to an individual who it expects to become an Employee within the next six months, with such Incentive Award being subject to such individual actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee in its discretion.

                  (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                  (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

                   (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

                  (e) DELEGATION OF AUTHORITY. The Committee may delegate to designated officers or other employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

                  (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

                  (g) SURRENDER OF PREVIOUS INCENTIVE AWARDS. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and canceled.

                   (h) INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4      SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

         Subject to adjustment under Section 5.5, there shall be available for Incentive Awards under the Plan granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares of Common Stock. One Million (1,000,000) of the Shares reserved under the Plan shall be available for grants of Incentive Stock Options. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

         During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

                  (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, Restricted Stock, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 1,000,000 Shares.

                  (b) The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Ten Million dollars ($10,000,000).

                   (c) With respect to any Stock Option granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option shall continue to count against the maximum number of Shares that may be the subject of Stock Options granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with
         Section 162(m) of the Code.

                  (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5      SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

         The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) Stock Option;

                  (b) Restricted Stock; and

                  (c) A payout of an Other Stock-Based Award in Shares.

         The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) A payout of an Other Stock-Based Award in the form of cash;

                  (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

                  (c) Payment of an Option Price with previously acquired Shares or by withholding Shares that otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6      COMMON STOCK AVAILABLE.

         The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7      PARTICIPATION

                   (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

                  (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8      TYPES OF INCENTIVE AWARDS

         The types of Incentive Awards under the Plan are Stock Options as described in Section 2, Restricted Stock as described in Section 3, Other Stock-Based Awards as described in Section 4, or any combination of the foregoing.


                                   SECTION 2.

                                  STOCK OPTIONS

2.1      GRANT OF STOCK OPTIONS

         The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2      STOCK OPTION TERMS

                   (a) WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

                  (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

                  (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted. To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

                  (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

                  (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

                   (f) $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess and in the order in which they were granted, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3      STOCK OPTION EXERCISES

                  (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and
         (iii) above. Any payment in Shares of Common Stock shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary shall require from time to time.

                  The Committee, in its discretion, also may allow (i) "cashless exercise" as permitted under Federal Reserve Board's Regulation T, 12 CFR Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

                  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

                  (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

                  Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

                  (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either
         (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one
         (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

                  (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4      RELOAD OPTIONS

         At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1      AWARD OF RESTRICTED STOCK

                  (a) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

                  (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

                  As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

                  Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2      RESTRICTIONS

                  (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code
         Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

                  (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Texas Biotechnology Corporation 1999 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Texas Biotechnology Corporation. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Texas Biotechnology Corporation.

         Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

                  (c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3      DELIVERY OF SHARES OF COMMON STOCK

         Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.


                                   SECTION 4.

                            OTHER STOCK-BASED AWARDS

4.1      GRANT OF OTHER STOCK-BASED AWARDS

         Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2      OTHER STOCK-BASED AWARD TERMS

                  (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

                  (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

                   (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

                  (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

                  (e) DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

                                   SECTION 5.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

5.1      PLAN CONDITIONS

                   (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company,
         (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

                  (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

                  (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

                  If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2      TRANSFERABILITY AND EXERCISABILITY

                  Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to
         (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and (C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment of Section 5.6 hereof and in the Incentive Agreement shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

                  Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee's termination of employment.

                  In the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.

                  No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this
         Section 5.2 shall be void and ineffective.

5.3      RIGHTS AS A STOCKHOLDER

                  (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in
         Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

                  (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4      LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

5.5      CHANGE IN STOCK AND ADJUSTMENTS

                  (a) CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

                   (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                  (c) RECAPITALIZATION OF THE COMPANY. Subject to Section 5.7, if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

                  (d) REORGANIZATION OF THE COMPANY. Subject to Section 5.7, if the Company is reorganized, merged or consolidated, or is a party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or exchange, stockholders of the Company receive any Shares of Common Stock or other securities or property, or if the Company should distribute securities of another corporation to its stockholders, each Grantee shall be entitled to receive, in lieu of the number of unexercised Incentive Awards previously awarded, the number of Stock Options, Restricted Stock shares, or Other Stock-Based Awards, with a corresponding adjustment to the Fair Market Value of said Incentive Awards, to which he would have been entitled if, immediately prior to such corporate action, such Grantee had been the holder of record of a number of Shares equal to the number of the outstanding Incentive Awards payable in Shares that were previously awarded to him. For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. In this regard, the Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

                   (e) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 5.5 and subject to
         Section 5.7, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the

         Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

                  (f) ACQUISITION OF THE COMPANY. Subject to Section 5.7, in the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), in the discretion of the Committee, any Grantee who holds an outstanding Incentive Award shall have the right (subject to any limitation applicable to the particular Incentive Award under the Plan) to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Incentive Award immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of an Acquisition. The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (f).

                  (g) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. With respect to an incentive stock option (as described in Section 422 of the Code) subject to this subsection (g), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of
         Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

                   (h) ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. Subject to
         Section 5.7, notwithstanding any other provision hereof, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation, or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its discretion, have the right and power to:

                           (i) cancel, effective immediately prior to the
                  occurrence of such corporate event, each outstanding Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Grantee to whom such Incentive Award was granted an amount in cash equal to the excess of (A) the highest value, as determined by the Committee, in its discretion, of the property (including cash) received by the holder of a Share of Common Stock as a result of such event over (B) the exercise price of such Incentive Award, if any; or

                           (ii) (A) provide for the exchange of each Incentive
                  Award outstanding immediately prior to such corporate event (whether or not then exercisable) for an award on some or all of the property for which such Incentive Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the award, if any, or the number of shares or amount of property (including cash) subject to the Incentive Award or (B) provide for a cash settlement payment to the Grantee in consideration for the exchange or cancellation of the Incentive Award hereunder.

         The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (h).

5.6      TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

                   (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety
         (90) calendar days after his termination date (not to exceed three months in the case of an ISO). Unless otherwise expressly provided in his Incentive Agreement, a Grantee's Employment shall not be deemed to have been terminated if a Grantee/Employee becomes a Consultant or Outside Director immediately upon his termination of employment with the Company, or if a Grantee's status otherwise changes between or among Employee, Consultant or Outside Director without a gap in service for the Company in any such capacity. All determinations regarding whether and when there has been a termination of Employment shall be made by the Committee.

                  (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

                  (c) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the Retirement of any Employee who is a Grantee:

                           (i) any non-vested portion of any outstanding Option
                  or other Incentive Award shall immediately terminate and no further vesting shall occur; and

                           (ii) any vested Option or other Incentive Award shall
                  expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three (3) months after termination of employment in the case of an Incentive Stock Option.

                  (d) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                           (i) any nonvested portion of any outstanding Option
                  or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                           (ii) any vested Incentive Award shall expire on the
                  earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

                  In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by

         Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

                  (e) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

5.7      CHANGE IN CONTROL

         Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below) the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

                  (a) all of the Stock Options then outstanding shall become 100% vested and immediately and fully exercisable;

                  (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

                  (c) all of the Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

         Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this
Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 5.7.

         For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company shall be deemed to occur if:

                   (a) There is an acquisition by a "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or its Parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its Parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board; or

                  (b) During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                  (c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company's common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

                  (d) The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

                  (e) Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Parent or Subsidiary; or

                  (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

         Notwithstanding the occurrence of any of the foregoing events of this
Section 5.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

5.8      EXCHANGE OF INCENTIVE AWARDS

         The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.9      FINANCING

         The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

                                   SECTION 6.

                                     GENERAL

6.1      EFFECTIVE DATE AND GRANT PERIOD

         This Plan is adopted by the Board effective as of March 2, 1999 (the "EFFECTIVE DATE") subject to the approval of the stockholders of the Company by March 1, 2000. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame, then the Plan and any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board pursuant to Section 6.7, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

6.2      FUNDING AND LIABILITY OF COMPANY

         No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3      WITHHOLDING TAXES

                  (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

                  (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

                  (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

                  (d) LOANS. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

6.4      NO GUARANTEE OF TAX CONSEQUENCES

         Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5      DESIGNATION OF BENEFICIARY BY PARTICIPANT

         Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

6.6      DEFERRALS

         The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

6.7      AMENDMENT AND TERMINATION

         The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception,
(d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

         No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

         In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

6.8      REQUIREMENTS OF LAW

         The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9      RULE 16b-3 SECURITIES LAW COMPLIANCE

         With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

6.10     COMPLIANCE WITH CODE SECTION 162(M)

         While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have any adverse effect on the prior grant of an Incentive Award, or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

6.11     SUCCESSORS

         All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.12     MISCELLANEOUS PROVISIONS

                  (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

                  (b) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

                  (c) The expenses of the Plan shall be borne by the Company.

                  (d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.13     SEVERABILITY

         In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.14     GENDER, TENSE AND HEADINGS

         Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.15     GOVERNING LAW

         The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

                        TEXAS BIOTECHNOLOGY CORPORATION

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         FOR THE ANNUAL STOCKHOLDERS' MEETING TO BE HELD ON MAY 4, 1999

     The undersigned stockholder of Texas Biotechnology Corporation (the "Company") hereby appoints David B. McWilliams, Richard A.F. Dixon and Stephen
L. Mueller, or any of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Park Plaza Warwick Hotel, 5701 Main Street, Houston, Texas 77005, on May 4, 1999, at 10:00 a.m. (Houston time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.

     The board of directors recommends a vote FOR the nominees listed on the reverse side and FOR adoption of the 1999 Stock Incentive Plan and if no specification is made, the shares will be voted FOR the election of the nominees named herein and FOR adoption of the 1999 Stock Incentive Plan.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Annual Report and the Proxy Statement furnished herewith.

             (Please sign the reverse side of this card and return it promptly.)

                                        TEXAS BIOTECHNOLOGY CORPORATION
                                        P.O. BOX 11061
                                        NEW YORK, N.Y. 10203-0061


     [     ]

1.   Election of Directors         FOR all nominees         WITHHOLDING AUTHORITY to vote                *EXCEPTIONS
                                   listed below     [X}     for all nominees listed below  [X]                       [X]

     Nominees: John M. Pietruski, Ron J. Anderson, Frank C. Carlucci, Robert J. Cruikshank, Richard A.F. Dixon, David B. McWilliams,
               Suzanne Oparil, James A. Thomson and James T. Willerson.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     *EXCEPTIONS
                 ---------------------------------------------------------------------------------------------------------------

2.   Proposal to adopt the 1999 Stock Incentive Plan.            3.   In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

     FOR     [X]         AGAINST    [X]           ABSTAIN    [X]


                                                                                                    Address Change
                                                                                                    and/or Comments  [X]

                                                                                Signatures should appear with name printed hereon.
                                                                                If stock is held in the name of more than one
                                                                                person, EACH joint partner should sign. Executors,
                                                                                administrators, trustees, guardians, and attorneys
                                                                                should indicate the capacity in which they sign.
                                                                                Attorneys should submit powers of attorney.

                                                                                Dated                             , 1999
                                                                                      ---------------------------

                                                                                ----------------------------------------
                                                                                      Signature of Shareholder

                                                                                ----------------------------------------
                                                                                      Signature of Shareholder

                                                                                Votes must be indicated
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.      (X) in Black or Blue ink.   [  ]
